Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund (“Infrastructure Fund”)

Supplement dated March 8, 2013, to the Statement of Additional Information for Class A Shares, Class C Shares, Class Y Shares and Class I Shares,

dated April 30, 2012.

Effective immediately, Sam Arnold, CFA, will be added as a Portfolio Manager of the Infrastructure Fund.

In the “Investment Advisory and Other Services” section, under the “Portfolio Managers” sub-section, please replace the two paragraphs under “Infrastructure Fund” with the following:

“Messrs. Noble and Arnold are responsible for the day-to-day management of the Infrastructure Fund.

Craig Noble, CFA — Managing Director and Portfolio Manager.  Mr. Noble is Managing Director and Co-Chief Investment Officer of the Adviser as well as Portfolio Manager for the Adviser’s global infrastructure securities business. Based in Chicago, Mr. Noble oversees all aspects of portfolio management and business development related to the Adviser’s public equity and credit securities investment strategies. Additionally, Mr. Noble maintains responsibility for performance and growth of the Adviser’s global infrastructure securities business, which he has led since its inception in 2008. Mr. Noble joined Brookfield Asset Management Inc. in 2004 and has more than 15 years of investment experience, including several years with Brookfield Asset Management Inc.’s long-short credit opportunity fund as well as several years of direct infrastructure investment activity with its private equity infrastructure business. Prior to this, Mr. Noble spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst designation and has a Masters degree from York University’s Schulich School of Business and a Commerce degree from Mount Allison University.

Sam Arnold, CFA — Director and Portfolio Manager.  Mr. Arnold is a Portfolio Manager for the Adviser’s global infrastructure securities business.  Mr. Arnold is responsible for coverage of the North American infrastructure market as well as the development and growth of the Adviser’s listed infrastructure strategies.  Mr. Arnold has 15 years of infrastructure investment experience, including sell-side research and analysis in the U.S. pipeline sector at Credit Suisse.  Additionally, Mr. Arnold was previously an analyst for a long/short energy infrastructure fund at a Chicago-based multi-strategy hedge fund.  Trained as an engineer, Mr. Arnold began his career with Exxon USA, where he spent six years focusing on the design, construction, and operation of energy infrastructure assets.  Mr. Arnold holds the Chartered Financial Analyst designation and has an MBA from Tulane University and a BS with honors in Civil Engineering from the University of Illinois.  He has served as Co-Portfolio Manager of the Infrastructure Fund since 2013.”

In the “Investment Advisory and Other Services” section, under the “Portfolio Managers” sub-section, please add the following to page 53:

“The following table provides information relating to other accounts managed by Mr. Arnold (as of January 31, 2013:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	2	4	9
Number of Accounts Managed with Performance-Based Fees	0	1	0
Assets Managed	$396 million	$273 million	$660 million
Assets Managed with Performance-Based Fees	$0	$41 million	$0	”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE